pwc

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Social Finance, Inc.
One Letterman Drive, Bldg. A, Suite 4700
San Francisco, CA 94129

SoFi Securities, LLC
One Letterman Drive, Bldg. A, Suite 4700
San Francisco, CA 94129

Deutsche Bank Securities
60 Wall Street, 3rd Floor
New York, NY 10005

Goldman, Sachs & Co.
200 West Street
New York, NY 10282

Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the private student loans with respect to the SoFi 2016-B securitization transaction (the “Transaction”).  Social Finance, Inc. (“SoFi” or “Company”) is responsible for the sufficiency of the Procedures and the accuracy of the information provided for the purposes of performing the Procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained ,or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

PricewaterhouseCoopers LLP, 600 13th Street, N.W., Washington, DC 20005
T: (202) 414-1000 , F: (202) 414 1301, www.pwc.com/us

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A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Procedures and Findings:

In connection with the Transaction, the Specified Parties agreed on a sample size of 400 private student loans (the “Sample 1 Loans”), which were selected using a simple random sample from the pool of assets identified by the Company as being loans that that will collateralize the Transaction. The Specified Parties also agreed on a sample size of 200 private student loans (“the “Sample 2 Loans”), which were selected using a simple random sample within the selection criteria provided by the Company (the “Sample 2 Selection Criteria”) from the pool of assets (excluding Sample 1 Loans) identified by the Company as being loans that will collateralize the Transaction. Additionally, the Specified Parties agreed on a sample size of 25 private student loans (the “Sample 3 Loans”), which were selected using a simple random sample from the Sample 1 Loans and Sample 2 Loans. The Sample 1 Loans, Sample 2 Loans and Sample 3 Loans are collectively the “Sample Loans”.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction Private Placement Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Private Placement Memorandum.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of Act of 1934
(iii)	The reasonableness of any of the assumptions provided by the Company; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Data Tape based on the sample size and results of the procedures performed.

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These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data elements using a prescribed methodology.

The "Data Files" refer to the following files provided to us by the Company:

•	An electronic data file labeled “2016-B_Securitzation Tape_2016 04 28 v8.xlsx” (the “Data Tape”)

•	The following data files (collectively, the “Supplemental Data Files”):

o	SoFi 2016-B Borrower Name File_to PWC.xlsx (the “Borrower Name File”)
o	SoFi 2016-B Last Payment File_to PWC.xlsx (the “Last Payment File”)

The “Source Files” refer to the following files provided to us by the Company:

•	An electronic document labeled “SOFI_PWC_Audit Servicer Information File 5.5.2016_to PWC.xlsx” (the “Servicing Information Support File”)

•	Certain promissory note, loan agreement, approval disclosure statements and underwriting support files (collectively, the “Originating Documents”)

•	Certain credit report information, underwriting support files and premier data screenshots (collectively, the “Credit Score Documentation”)

•	Certain education verification forms, underwriting support files, website screenshots, or other related correspondence (collectively, the “Degree Verification Documentation”)

•	For each of the Sample Loans, and for each borrower or co-borrower, as applicable, the following data files (collectively, the “Income Verification Documentation”):

o	W-2s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income

•	An electronic document labeled “SoFi 2016-B FCF Data File_to PWC.xlsx” (the “FCF Data File”)

The “Instruction Files” refer to the following files provided to us by the Company:

•	The following files (collectively the “SoFi Score & FCF Calculation Methodology Files”):

o	SoFi Score 2016 04 11.pdf

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o	Student Loan Program SoFi Score Eligible Product Specs 2016 04 11.pdf

•	GEN-IncomeGuidelinesandProcedures-200416-1906-20.pdf (the “Gross Income Calculation Methodology File”)

The “Sample 2 Selection Criteria” refers to the following set of criteria provided by the Company:

o	50 Parent PLUS loans,
o	50 high balance (>$200,000) loans,
o	50 20-year term loans, and
o	50 loans from borrowers with multiple SoFi loans.

Loan File Review

Using the Data Tape and the Sample 2 Selection Criteria File, we randomly selected the Sample Loans from the 5,316 loans represented on the data tape for review.  We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape or Supplemental Data Files based on the sample size and results of the procedures performed.

We performed certain comparison and recalculation procedures, as applicable, for certain student loan characteristics (the “Sample Characteristics”) set forth on the Data Tape and Supplemental Data Files and indicated below.

Sample Characteristics
1. Loan type (In-School, ReFi, PLUS)	12. Forbearance end date (if applicable)
2. Borrower first name	13. Amount of last principal payment
3. Borrower last name	14. Amount of last interest payment
4. Borrower state	15. First disbursement date
5. Original loan balance	16. Loan status
6. Current interest rate	17. Borrower credit score
7. Current loan balance	18. Gross income
8. Repayment begin date	19. School name
9. Repayment end date	20. Graduation date
10. Last day of enrollment (In-School Only)	21. Free cash flow (FCF)
11. Deferment end date (if applicable)	22. Real excess cash flow (REC)

Procedures Performed (the “Procedures”)

For each of the Sample 1 Loans and Sample 2 Loans, using the information, instruction, methodology, and assumptions provided by the Company, the field mapping in Exhibit 1, and the additional assumptions in Exhibit 2, we compared the value in the Data Files to:

✓	Sample Characteristics 1 and 5: the Originating Documents
✓	Sample Characteristics 2-4 and 6-16: the Servicing Information Support File
✓	Sample Characteristic 17: the Credit Score Documentation
✓	Sample Characteristic 18: a re-calculated value derived using the Income Verification Documentation and the Gross Income Calculation Methodology File
✓	Sample Characteristics 19 and 20: the Degree Verification Documentation

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For each of the Sample 3 Loans, using the information, instruction, methodology, and assumptions provided by the Company, the field mapping in Exhibit 1, and the additional assumptions in Exhibit 2, we compared:

✓	Sample Characteristics 21 and 22: a recalculated value derived using the Data Tape, Income Verification Documentation, Originating Documents, FCF Data File, and Instruction Files (collectively, the “Free Cash Flow Documentation”)

With respect to the Procedures performed, we compared and agreed or re-calculated and agreed, as applicable, the Sample Characteristics to the relevant Source Files and noted the following differences.

Sample Characteristic	Loan ID	Data File Value	Source File Value
Gross Income	737751	$43,333.42	$40,000.08
Gross Income	1052694	$105,138.74	$88,663.41
Gross Income	1114408	$77,447.24	$42,528.53

At the instruction of the Company, with respect to our comparison of Characteristics 21 and 22 for Loan ID 1052694, we used the gross income value set forth on the Data Tape in place of the PwC recalculated value to perform the Procedures.

We make no representations regarding the methodologies or assumptions provided to us by the Lead Underwriter and the Company, including those in Exhibits 1 and 2. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the private student loans with respect to the SoFi 2016-B securitization transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

May 13, 2016

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Exhibit 1

The following table lists, for each Sample Characteristic, the relevant field within each Source File used for the purposes of the Procedures.

Sample Characteristics	Data File	Data Field	Source File	Source Field
1. Loan type (In-School, ReFi, PLUS)	Data Tape	loan_type	Originating Documents	N/A
2. Borrower first name	Borrower Name File	first_name	Servicing Information Support File	FNAME
3. Borrower last name	Borrower Name File	last_name	Servicing Information Support File	LNAME
4. Borrower state	Data Tape	state	Servicing Information Support File	State
5. Original loan balance	Data Tape	original_prin	Originating Documents	N/A
6. Current interest rate	Data Tape	cur_int_rate	Servicing Information Support File	IRATE
7. Current loan balance	Data Tape	current_prin	Servicing Information Support File	CURRENTPRINCIPAL
8. Repayment begin date	Data Tape	repay_begin_dt	Servicing Information Support File	LNREPAYSTART
9. Repayment end date	Data Tape	maturity_dt	Servicing Information Support File	LNEXPPAYOFF
10. Last day of enrollment (In-School Only)	Data Tape	enrollment_mo_rmn	Servicing Information Support File	N/A (all ReFi/PLUS loans)
11. Deferment end date (if applicable)	Data Tape	deferment_end_dt	Servicing Information Support File	DEFRENDDT
12. Forbearance end date (if applicable)	Data Tape	grace_end_dt	Servicing Information Support File	FORBENDDT
13. Amount of last principal payment	Last Payment File	last_prin_payment	Servicing Information Support File	LPPRINCIPAL
14. Amount of last interest payment	Last Payment File	last_int_payment	Servicing Information Support File	LPINTEREST
15. First disbursement date	Data Tape	first_disb_dt	Servicing Information Support File	FIRSTDSBDATE
16. Loan status	Data Tape	loan_status_detail_desc	Servicing Information Support File	LOANSTATUS
17. Borrower credit score	Data Tape	credit_score	Credit Score Documentation	N/A
18. Gross income	Data Tape	gross_income	Income Verification Documentation, Gross Income Calculation Methodology File	N/A
19. School name	Data Tape	school_name	Degree Verification Documentation	N/A
20. Graduation date	Data Tape	graduation_dt	Degree Verification Documentation	N/A
21. Free cash flow (FCF)	Data Tape	free_cash_flow	Free Cash Flow Documentation	N/A
22. Real excess cash flow (REC)	Data Tape	real_cash_flow	Free Cash Flow Documentation	N/A

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Exhibit 2

At the instruction of the Company, for the purposes of the Procedures, we applied the following rules as a supplement to the table in Exhibit 1:

•	With respect to our comparison of Characteristics 2 and 3, in the event that the borrower name, as set forth on the Borrower Name file, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•	With respect to our comparison of Characteristic 4, in the event that the borrower state, as set forth on the Data Tape, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•	With respect to our comparison of Characteristic 9, differences of 30 days or less are noted to be “in agreement”;

•	With respect to our comparison of Characteristic 12, in the event that the forbearance end date, as set forth on the Data Tape, is a date preceding the April 26, 2016 as of date of the Data Tape, a null value was used in place of the Data Tape value to compare with the value set forth on the Servicing Information Support File;

•	With respect to our comparison of Characteristic 16, a loan status of (i) “IN REPAY” or “01-29 DAYS DELNQ” as set forth on the Data Tape is noted to be “in agreement” with a loan status of “3” as set forth on the Servicing Information Support File and (ii) “REFI GRACE” as set forth on the Data Tape is noted to be “in agreement” with a loan status of “5” as set forth on the Servicing Information Support File;

•	With respect to our comparison of Characteristic 17, if multiple credit scores are observed on the Credit Score Documentation, the highest score is used;

•	With respect to our recalculation of Characteristic 18, if a Sample Loan included a co-signor or co-borrower, we were instructed to include the gross income of such co-signer or co-borrower in the calculation of gross income for the purposes of the Procedures.

•	With respect to our comparison of Characteristic 18, differences of 3.5% or less of the gross income amount indicated on the Data Tape are noted to be “in agreement”, however, the Company noted 11 borrowers (Loan IDs 1127431, 1316762, 1037658, 1005993, 1114544, 1165086, 978342, 878437, 1024685, 1139728, & 1152317) that qualified for their loans with a gross income value that was lower than the PwC recalculated value and the differences between the PwC recalculated value and the Data Tape value were greater than 3.5%. For these loans, “Gross income” is noted to be “in agreement” if the Data Tape value matches the “gross income” value listed in the underwriting support files of the Originating Documents;

•	With respect to our comparison of Characteristic 19, School name is noted to be "in agreement" if a borrower's school name is listed as "Other" on the Data Tape and the corresponding supporting document also lists the school name as "Other";

•	With respect to our comparison of Characteristics 19 and 20, if a borrower earned multiple degrees (i.e. Bachelor’s and Master’s degrees), the values for those characteristics set forth on the Data Tape are noted to be “in agreement” if they correspond to any of the Degree Verification Documentation (i.e. it is not considered to be a difference if Characteristic 19 corresponded to a Bachelor’s degree supporting document while Characteristic 20 corresponded to a Master’s degree supporting document);

•	With respect to our comparison of Characteristics 19 and 20, we did not perform our Procedures for the 123 Parent Plus Loans included in the Sample Loans, since the Company does not verify these characteristics in the underwriting process;

•	With respect to our comparison of Characteristic 20, differences of 60 days or less are noted to be “in agreement”;

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•	With respect to our comparison of Characteristics 21 and 22, differences of 3.5% or less of the amounts indicated on the Data Tape are noted to be “in agreement”.